UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2022

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

On July 18, 2022, the board of directors of The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), approved and adopted the Amendment to the Fifth Amended and Restated Bylaws of the Company to revise Article III Section 2 to provide (a) (i) at any time that the number of directors comprising the board is less than five, one director will be a Managing Director and (ii) at any time that the number of directors comprising the board is five or more, up to two directors will be Managing Directors; provided, however, that if only one Managing Director is identified by the Company’s Advisor (as defined in the Company’s charter), the board will include one Managing Director and (b) in order to qualify for nomination or election as a director of the board, an individual at the time of nomination and election must meet the applicable qualifications of an “Independent Director” or a Managing Director, as the case may be, depending on the position for which the individual may be nominated or elected. The term “Managing Director” is defined in the amendment as (i) an individual identified by the Advisor or, (ii) in the absence of such designation, the individual then serving as the chief executive officer of the Company. Under the bylaws as amended, the term “Independent Director” means an individual who meets the qualifications of an independent director set forth in the Company’s Corporate Governance Guidelines, as amended from time to time. The Amendment to the Company’s Fifth Amended and Restated Bylaws is effective immediately.

The foregoing summary information set forth in this Current Report on Form 8-K regarding the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
3.1	Amendment to Fifth Amended and Restated Bylaws of The Necessity Retail REIT, Inc.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NECESSITY RETAIL REIT, INC.

Date: July 19, 2022	By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: Chief Executive Officer and President